UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0‑11.

PACIFIC OAK

PLEASE VOTE NOW!

Meeting Materials: Notice of Meeting, Proxy Statement, form of Proxy Card & Annual Report on Form 10-K.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 11, 2025 For Stockholders of record as of April 25, 2025.

Pacific Oak Strategic Opportunity REIT, Inc.

Annual Meeting of Stockholders

Friday, July 11, 2025 9:00 AM, Pacific Time.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to: https://web.viewproxy.com/SOR/2025

To vote your proxy while visiting this site, you will need the 11 digit control number in the box on this page.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or Email copy of the proxy material for this and/or future stockholder meetings, you must request one, there is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before July 3, 2025 to facilitate timely delivery.

TO ORDER PAPER MATERIALS, USE ONE OF THE FOLLOWING METHODS.

Internet:
https://web.viewproxy.com/SOR/2025

Phone:
877-777-2857 TOLL FREE

Email:
requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

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CONTROL NUMBER

SEE REVERSE FOR FULL AGENDA

Pacific Oak Strategic Opportunity REIT, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" ON PROPOSALS 1, 2, 3A, 3B, 3C and 4.

Proposal 1:

To elect five directors to hold office for one-year terms expiring in 2026.

1.01 Keith D. Hall

1.02 Peter McMillan III

1.03 William M. Petak

1.04 Laurent Degryse

1.05 Kenneth G. Yee

Proposal 2:

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Proposal 3:

To approve three proposals to amend our charter.

A. Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions.

B. Add language to specify that the charter provision regarding the requirements of tender offers will only apply until we list our shares on a national securities exchange.

C. Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock.

Proposal 4:

To permit the chairman of the annual meeting to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.